Exhibit 99.1
Penumbra, Inc. Reports Fourth Quarter and Full Year 2024 Financial Results

ALAMEDA, Calif., Feb. 18, 2025 /PR Newswire/ -- Penumbra, Inc. (NYSE: PEN), the world’s leading thrombectomy company, today reported financial results for the fourth quarter and full year ended December 31, 2024.

Financial Highlights:

•Adjusted revenue1 of $321.3 million, excluding the $5.8 million impact of the Italian government’s payback provision pertaining to prior years, an increase of 12.9% adjusted2 or 13.0% in adjusted constant currency2 compared to the fourth quarter of 2023.

•Adjusted revenue1 of $1,200.4 million, excluding the $5.8 million impact of the Italian government’s payback provision pertaining to prior years, an increase of 13.4% in adjusted2 and adjusted constant currency2 compared to the full year 2023.

•Revenue of $315.5 million for the fourth quarter of 2024, an increase of 10.8% in reported and constant currency2 compared to the fourth quarter of 2023.

•Revenue of $1,194.6 million for the full year 2024, an increase of 12.9% or 12.8% in constant currency2 compared to the full year 2023.

•Income from operations of $42.8 million and Non-GAAP income from operations2 of $48.6 million in the fourth quarter of 2024.

•Income from operations of $9.3 million and Non-GAAP income from operations2 of $106.6 million for the full year 2024.

•Net income of $33.7 million and adjusted EBITDA2 of $63.7 million or net income margin of 10.7% and adjusted EBITDA margin2 of 19.8% in the fourth quarter of 2024.

•Net income of $14.0 million and adjusted EBITDA2 of $171.0 million or net income margin of 1.2% and adjusted EBITDA margin2 of 14.2% for the full year 2024.
Fourth Quarter 2024 Financial Results
Adjusted total revenue1 increased to $321.3 million for the fourth quarter of 2024 compared to $284.7 million for the fourth quarter of 2023, an increase of 12.9% adjusted2 or 13.0% in adjusted constant currency2. The United States represented 77.2% of adjusted total revenue1 and international represented 22.8% of adjusted total revenue1 for the fourth quarter of 2024. Adjusted total revenue1 from the U.S. increased 21.7% while revenue from our international regions decreased 9.4% adjusted2, or 9.1% in adjusted constant currency2. Adjusted total revenue1 from sales of our global thrombectomy products grew to $222.7 million in the fourth quarter of 2024, an increase of 16.8% adjusted2, or 16.9% in adjusted constant currency2 over the same period a year ago, driven primarily by the sales our U.S. thrombectomy products which increased by 27.3% which was partially offset by a 13.9% decline in adjusted revenue1 from international regions due to a decline in China revenue offset in part by increases in all other international regions. Adjusted total revenue1 from sales of our global embolization and access products grew to $98.6 million in the fourth quarter of 2024, an increase of 5.0% adjusted2, or 5.1% in adjusted constant currency2 over the same period a year ago, driven primarily by our U.S embolization and access products.

Total revenue increased to $315.5 million for the fourth quarter of 2024 compared to $284.7 million for the fourth quarter of 2023, an increase of 10.8% in reported and constant currency2. The United States represented 78.6% of total revenue and international represented 21.4% of total revenue for the fourth quarter of 2024. Revenue from the U.S. increased 21.7% while revenue from our international regions decreased 16.5%, or 16.6% in constant currency2. Revenue from sales of our global thrombectomy products grew to $220.1 million in the fourth quarter of 2024, an increase of 15.4% in reported and constant currency2 over the same period a year ago, driven primarily by the sales of our U.S. thrombectomy products which increased by 27.3%. Revenue from sales of our global
1Adjusted revenue excludes $5.8 million due to the Italian government’s payback provision.
2See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

embolization and access products grew to $95.4 million in the fourth quarter of 2024, an increase of 1.6%, or 1.5% in constant currency2 from the same period a year ago, driven primarily by our U.S. embolization and access products which increased by 8.9% from the same period a year ago.

Gross profit, including the $5.8 million impact of the Italian government’s payback provision pertaining to prior years, for the fourth quarter of 2024 was $210.7 million, or 66.8% of total revenue. Excluding the impact of the Italian government’s payback provision, adjusted gross profit2 was $216.5 million, or 67.4% of adjusted total revenue1 for the fourth quarter of 2024 compared to GAAP and adjusted gross profit2 of $187.0 million, or 65.7% of total revenue for the fourth quarter of 2023. Gross margin is impacted by product mix, regional mix, and production initiatives to support demand and create future efficiencies. As such, with favorable product mix, improvement in productivity, and by leveraging our fixed costs on higher volume of new product sales during the year, our gross margin may be positively impacted in the future.

Total operating expenses and total non-GAAP operating expenses2 were $167.9 million, or 53.2% of total revenue and 52.3% of adjusted revenue1 for the fourth quarter of 2024. This compares to total operating expenses of $152.0 million, or 53.4% of total revenue for the fourth quarter of 2023, which included a $2.4 million amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition. Excluding the charge noted above, total non-GAAP operating expenses2 were $149.6 million, or 52.5% of total revenue for the fourth quarter of 2023. R&D expenses were $20.0 million for the fourth quarter of 2024, compared to $21.9 million for the fourth quarter of 2023. SG&A expenses were $147.9 million for the fourth quarter of 2024, compared to $130.0 million for the fourth quarter of 2023.

Income from operations was $42.8 million for the fourth quarter of 2024 compared to income from operations of $35.0 million for the fourth quarter of 2023. Excluding the $5.8 million impact of the Italian government’s payback provision pertaining to prior years, non-GAAP income from operations2 was $48.6 million for the fourth quarter of 2024. This compares to non-GAAP income from operations2 of $37.4 million for the fourth quarter of 2023, which excludes the amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition.

Full Year 2024 Financial Results
Adjusted total revenue1 increased to $1,200.4 million for the year ended December 31, 2024, an increase of 13.4% in adjusted2 and adjusted constant currency2 compared to $1,058.5 million for the year ended December 31, 2023.

Total revenue increased to $1,194.6 million for the year ended December 31, 2024 compared to $1,058.5 million for the year ended December 31, 2023, an increase of 12.9%, or 12.8% in constant currency2. The United States represented 75.5% of total revenue and international represented 24.5% of total revenue for the year ended December 31, 2024. Revenue from the U.S. increased 19.1% while revenue from our international regions decreased 2.9%, or 3.1% in constant currency2. Revenue from sales of our global thrombectomy products grew to $815.5 million for the year ended December 31, 2024, an increase of 20.4% in reported and constant currency2 over the same period a year ago, driven primarily by the sales of our U.S. thrombectomy products which increased by 26.8%. Revenue from sales of our global embolization and access products declined to $379.1 million for the year ended December 31, 2024, a decrease of 0.5%, or 0.7% in constant currency2 from the same period a year ago, driven primarily by our international embolization and access products which decreased by 7.6%, or 7.9% in constant currency2, partially offset by a 3.3% increase in sales of our U.S. embolization and access products.

Gross profit, including the $5.8 million impact of the Italian government’s payback provision pertaining to prior years and a one-time $33.4 million inventory impairment charge to cost of revenue in connection with the impairment of our Immersive Healthcare asset group, for the year ended December 31, 2024 was $755.0 million, or 63.2% of total revenue, compared to $682.6 million, or 64.5% of total revenue, for the year ended December 31, 2023. The impact of the $5.8 million Italian payback provision and one-time $33.4 million charge decreased our gross margin by 3.0 percentage points in 2024. Gross margin is impacted by product mix, regional mix, and production initiatives to support demand and create future efficiencies. As such, with favorable product mix, improvement in productivity, and by leveraging our fixed costs on higher volume of new product sales during the year, our gross margin may be positively impacted in the future.

Total operating expenses for the year ended December 31, 2024 were $745.7 million, or 62.4% of total revenue, which included $5.0 million of one-time expenses in connection with the wind down of the Immersive Healthcare business, a $76.9 million long-lived asset impairment charge associated with the impairment of assets related to our Immersive Healthcare business, $4.8 million in non-recurring litigation related expenses, and a $4.8 million amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition. This compares to total operating expenses of $609.1 million, or 57.5% of total revenue, for the year ended December 31, 2023, which included a one-time $18.2 million expense associated with the acquisition of in-process research and development (“IPR&D”) and a $9.5 million amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition. Excluding the charges noted above, total non-GAAP operating expenses2 were $654.2 million, or 54.8% of total revenue during the year ended December 31, 2024, and $581.4 million, or 54.9% of total revenue during the year ended December 31, 2023. R&D expenses were $94.8 million for the year ended December 31, 2024, compared to $84.4 million for the year ended
1Adjusted revenue excludes $5.8 million due to the Italian government’s payback provision.
2See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

December 31, 2023. SG&A expenses were $574.0 million for the year ended December 31, 2024, compared to $506.5 million for the year ended December 31, 2023.

Income from operations was $9.3 million for the year ended December 31, 2024 compared to income from operations of $73.6 million for the year ended December 31, 2023. Excluding impact of the Italian government’s payback provision of $5.8 million, one-time expenses in connection with the wind down of the Immersive Healthcare business of $5.0 million, a $76.9 million long-lived asset impairment charge associated with the impairment of assets related to our Immersive Healthcare business, $4.8 million in non-recurring litigation related expenses, and amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition of $4.8 million, non-GAAP income from operations2 was $106.6 million for the year ended December 31, 2024. This compares to non-GAAP income from operations2 of $101.3 million for the year ended December 31, 2023, excluding the one-time expense associated with the acquired IPR&D of $18.2 million and the amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition of $9.5 million.
Full Year 2025 Financial Outlook
The Company projects total revenue for 2025 to be in the range of $1,340.0 million to $1,360.0 million, representing year over year growth of 12% to 14% compared to 2024 revenue of $1,194.6 million. The Company projects the U.S. thrombectomy franchise will grow 19% to 20% year-over-year, driven primarily by its computer assisted vacuum thrombectomy (CAVT) products. The Company expects gross margin expansion of at least 100 basis points in 2025, to more than 67% for the full year, and operating margin expansion to a range of 13% to 14% of revenue for full year 2025.

Webcast and Conference Call Information
Penumbra, Inc. will host a conference call to discuss financial results for the fourth quarter and year ended December 31, 2024 after market close on Tuesday, February 18, 2025 at 4:30 PM Eastern Time. The conference call can be accessed live over the phone by dialing (888) 596-4144 (conference id: 5872954), or the webcast can be accessed on the “Events and Presentations” section under the “Investors” tab of the Company’s website at: www.penumbrainc.com. The webcast will be available on the Company’s website for at least two weeks following the completion of the call.
About Penumbra
Penumbra, Inc., the world’s leading thrombectomy company, is focused on developing the most innovative technologies for challenging medical conditions such as ischemic stroke, venous thromboembolism such as pulmonary embolism, and acute limb ischemia. Our broad portfolio, which includes computer assisted vacuum thrombectomy (CAVT), centers on removing blood clots from head-to-toe with speed, safety and simplicity. By pioneering these innovations, we support healthcare providers, hospitals and clinics in more than 100 countries, working to improve patient outcomes and quality of life. For more information, visit www.penumbrainc.com and connect on Instagram, LinkedIn, and X.
1Adjusted revenue excludes $5.8 million due to the Italian government’s payback provision.
2See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures in this press release: a) constant currency and adjusted constant currency, b) adjusted revenue, adjusted gross profit, adjusted gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted earnings per share (“EPS”) and c) adjusted EBITDA.

Constant currency and adjusted constant currency. The Company’s constant currency revenue disclosures estimate the impact of changes in foreign currency rates on the translation of the Company’s current period revenue as compared to the applicable comparable period in the prior year. This impact is derived by taking the current local currency revenue and translating it into U.S. dollars based upon the foreign currency exchange rates used to translate the local currency revenue for the applicable comparable period in the prior year, rather than the actual exchange rates in effect during the current period. It does not include any other effect of changes in foreign currency rates on the Company’s results or business. The Company’s adjusted constant currency revenue disclosures are calculated in the same manner as above but uses adjusted revenue, described below, and accordingly excludes the impact of the Italian government’s payback provision pertaining to prior years.

Adjusted Revenue. The adjustments to the GAAP financial measure reflect the exclusion of impact of the Italian government’s payback provision pertaining to prior years. During the year ended December 31, 2024, the Company recorded a reduction in revenue of $7.3 million related to the Italian payback provision pertaining to the years 2015 through 2024, of which $5.8 million pertained to prior years.

Adjusted gross profit and adjusted gross margin. The adjustments to the GAAP financial measures reflect the exclusion of impact of the Italian government’s payback provision pertaining to prior years.

Non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted EPS. The adjustments to the GAAP financial measures reflect the exclusion of:

•the one-time expense associated with the acquisition of IPR&D in the third quarter of 2023;
•the effect of the amortization of finite lived intangible assets acquired in connection with the Sixense acquisition over their estimated useful lives;
•the excess tax benefits associated with share-based compensation arrangements;
•the release of the valuation allowance associated with Federal R&D tax credits and partial release of the valuation allowance associated with California deferred tax assets;
•non-recurring litigation related expenses;
•non-cash long-lived asset impairment related to the impairment of our Immersive Healthcare asset group;
•one-time expenses in connection with the wind down of the Immersive Healthcare business; and
•the Italian government’s payback provision pertaining to prior years.

Adjusted EBITDA. The Company's adjusted EBITDA reflects the exclusion from GAAP net income of:

•non-cash operating charges such as stock-based compensation, depreciation and amortization, and impairment charges;
•non-operating items such as the one-time expense associated with the acquisition of IPR&D, interest income, interest expense, and provision for (benefit from) income taxes;
•non-recurring litigation related expenses;
•one-time expenses in connection with the wind down of the Immersive Healthcare business; and
•the Italian government’s payback provision pertaining to prior years.

Full reconciliation of these non-GAAP measures to the most comparable GAAP measures is set forth in the tables below.

Our management believes the non-GAAP financial measures disclosed in this press release are useful to investors in assessing the operating performance of our business and provide meaningful comparisons to prior periods and thus a more complete understanding of our business than could be obtained absent this disclosure. Specifically, we consider the change in constant currency revenue as a useful metric as it provides an alternative framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. We consider adjusted revenue, adjusted gross profit and adjusted gross margin useful metrics to investors as they eliminate the impact of the Italian government’s payback provision pertaining to prior years and allow a more direct comparison of our business performance between periods. We consider non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted EPS useful metrics as they provide an alternative framework for assessing how our underlying business performed excluding the one-time expense associated with the acquisition of IPR&D in the third quarter of 2023, the amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition, the excess tax benefits associated with share-based compensation arrangements, the release of the valuation allowance associated with Federal R&D tax credits and partial release of the valuation allowance associated with California deferred tax assets, expenses related to certain litigation matters that we have determined are not a normal or recurring part of our business, including settlement costs and legal fees,
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

non-cash long-lived asset impairment related to the impairment of our Immersive Healthcare asset group, one-time expenses in connection with the wind down of the Immersive Healthcare business, and the Italian government’s payback provision pertaining to prior years. Further, we consider adjusted EBITDA a useful metric as it provides an alternative framework for assessing how our underlying business performed excluding the Italian government’s payback provision pertaining to prior years, non-cash operating charges such as stock-based compensation, depreciation and amortization, and impairment charges, non-operating items such as the one-time expense associated with the acquisition of IPR&D, interest income, interest expense, and provision for (benefit from) income taxes, non-recurring litigation related expenses, and one-time expenses in connection with the wind down of the Immersive Healthcare business.

The non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures included in this press release, and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements
Except for historical information, certain statements in this press release are forward-looking in nature and are subject to risks, uncertainties and assumptions about us. Our business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to: failure to sustain or grow profitability or generate positive cash flows; failure to effectively introduce and market new products; delays in product introductions; significant competition; inability to further penetrate our current customer base, expand our user base and increase the frequency of use of our products by our customers; inability to achieve or maintain satisfactory pricing and margins; manufacturing difficulties; permanent write-downs or write-offs of our inventory or other assets; product defects or failures; unfavorable outcomes in clinical trials; inability to maintain our culture as we grow; fluctuations in foreign currency exchange rates; potential adverse regulatory actions; and the potential impact of any acquisitions, mergers, dispositions, joint ventures or investments we may make. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2024, which we expect to file with the SEC on or before March 3, 2025. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. Any forward-looking statements are based on our current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands)

	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$324,404	$167,486
Marketable investments	15,727	121,701
Accounts receivable, net	167,668	201,768
Inventories	406,737	388,023
Prepaid expenses and other current assets	36,589	36,424
Total current assets	951,125	915,402
Property and equipment, net	62,641	72,691
Operating lease right-of-use assets	177,787	188,756
Finance lease right-of-use assets	28,018	31,092
Intangible assets, net	6,513	71,056
Goodwill	165,826	166,270
Deferred taxes	100,332	85,158
Other non-current assets	40,939	25,880
Total assets	$1,533,181	$1,556,305
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$31,326	$27,155
Accrued liabilities	112,429	110,555
Current operating lease liabilities	12,221	11,203
Current finance lease liabilities	2,369	2,231
Total current liabilities	158,345	151,144
Non-current operating lease liabilities	187,068	197,229
Non-current finance lease liabilities	21,731	23,680
Other non-current liabilities	15,106	5,308
Total liabilities	382,250	377,361
Stockholders’ equity:
Preferred stock	—	—
Common stock	38	39
Additional paid-in capital	1,096,732	1,047,198
Accumulated other comprehensive loss	(5,843)	(3,151)
Retained earnings	60,004	134,858
Total stockholders’ equity	1,150,931	1,178,944
Total liabilities and stockholders’ equity	$1,533,181	$1,556,305

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$315,518	$284,679	$1,194,615	$1,058,522
Cost of revenue	104,797	97,687	439,620	375,879
Gross profit	210,721	186,992	754,995	682,643
Operating expenses:
Research and development	20,010	21,942	94,783	84,423
Sales, general and administrative	147,936	130,021	573,988	506,454
Acquired in-process research and development	—	—	—	18,215
Impairment Charge	—	—	76,945	—
Total operating expenses	167,946	151,963	745,716	609,092
Income from operations	42,775	35,029	9,279	73,551
Interest and other income (expense), net	1,564	3,129	11,590	6,099
Income before income taxes	44,339	38,158	20,869	79,650
Provision for (benefit from) income taxes	10,656	(16,060)	6,857	(11,304)
Net income	$33,683	$54,218	$14,012	$90,954

Net income per share:
Basic	$0.88	$1.40	$0.36	$2.37
Diluted	$0.86	$1.38	$0.36	$2.32
Weighted average shares outstanding:
Basic	38,418,269	38,628,565	38,633,744	38,401,171
Diluted	39,037,644	39,291,044	39,268,037	39,216,564

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Reconciliation of GAAP Revenue, GAAP Gross Profit and GAAP Gross Margin to Adjusted Revenue, Non-GAAP Gross Profit and Non-GAAP Gross Margin1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
GAAP revenue	$315,518	$284,679	$1,194,615	$1,058,522
Italian payback measure[2]	5,797	—	5,797	—
Adjusted revenue[2]	321,315	284,679	1,200,412	1,058,522

GAAP gross profit	210,721	186,992	754,995	682,643
GAAP gross profit includes the effect of the following item:
Italian payback measure[2]	5,797	—	5,797	—
Adjusted gross profit	$216,518	$186,992	$760,792	$682,643
GAAP gross margin	66.8%	65.7%	63.2%	64.5%
Adjusted gross margin	67.4%	65.7%	63.4%	64.5%

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents the impact of the Italian government’s payback provision pertaining to prior years during the three months ended December 31, 2024.
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Reconciliation of GAAP Operating Expenses and GAAP Income from Operations to Non-GAAP Operating Expenses and Non-GAAP Income from Operations1
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

GAAP operating expenses	$167,946	$151,963	$745,716	$609,092
GAAP operating expenses includes the effect of the following items:
Impairment charge[2]	—	—	76,945	—
Wind down expenses[3]	—	—	4,971	—
Non-recurring litigation related expenses	—	—	4,823	—
Amortization of finite lived intangible assets acquired	—	2,380	4,759	9,519
Acquired IPR&D5	—	—	—	18,215
Non-GAAP operating expenses	$167,946	$149,583	$654,218	$581,358

GAAP income from operations	$42,775	$35,029	$9,279	$73,551
GAAP income from operations includes the effect of the following items:
Impairment charge[2]	—	—	76,945	—
Wind down expenses[3]	—	—	4,971	—
Italian payback measures[4]	5,797	—	5,797	—
Non-recurring litigation related expenses	—	—	4,823	—
Amortization of finite lived intangible assets acquired	—	2,380	4,759	9,519
Acquired IPR&D5	—	—	—	18,215
Non-GAAP income from operations	$48,572	$37,409	$106,574	$101,285

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents charges associated with the impairment of the Immersive Healthcare asset group during the three months ended June 30, 2024.
3Represents one-time expenses that include severance and other costs related to the wind down of the Immersive Healthcare business during the three months ended September 30, 2024.
4Represents the impact of the Italian government’s payback provision pertaining to prior years during the three months ended December 31, 2024.
5Represents a one-time $18.2 million expense associated with the acquisition of IPR&D during the three months ended September 30, 2023.
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Reconciliation of GAAP Net Income and GAAP Diluted EPS to Non-GAAP Net Income and Non-GAAP Diluted EPS1
(unaudited)
(in thousands, except per share amounts)

	Three Months Ended December 31, 2024		Three Months Ended December 31, 2023		Year Ended December 31, 2024		Year Ended December 31, 2023
	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP net income	$33,683	$0.86	$54,218	$1.38	$14,012	$0.36	$90,954	$2.32
GAAP net income includes the effect of the following items:
Italian payback measure[2]	5,797	0.15	—	—	5,797	0.15	—	—
Impairment charge[3]	—	—	—	—	76,945	1.96	—	—
Wind down expenses[4]	—	—	—	—	4,971	0.13	—	—
Non-recurring litigation expenses	—	—	—	—	4,823	0.12	—	—
Amortization of finite lived intangible assets acquired	—	—	2,380	0.06	4,759	0.12	9,519	0.25
Acquired IPR&D5	—	—	—	—	—	—	18,215	0.46
Tax effect on the non-GAAP adjustments above[6]	(1,217)	(0.03)	(573)	(0.01)	(23,387)	(0.60)	(2,293)	(0.06)
Excess tax benefits related to stock compensation awards	(343)	(0.01)	(648)	(0.02)	(837)	(0.02)	(9,020)	(0.23)
Valuation allowance release[7]	—	—	(25,493)	(0.65)	—	—	(25,493)	(0.65)
Non-GAAP net income	$37,920	$0.97	$29,884	$0.76	$87,083	$2.22	$81,882	$2.09

GAAP diluted EPS		$0.86		$1.38		$0.36		$2.32
Non-GAAP diluted EPS		$0.97		$0.76		$2.22		$2.09

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents the impact of the Italian government’s payback provision pertaining to prior years during the three months ended December 31, 2024.
3Represents charges associated with the impairment of the Immersive Healthcare asset group during the three months ended June 30, 2024.
4Represents one-time expenses that include severance and other costs related to the wind down of the Immersive Healthcare business during the three months ended September 30, 2024.
5Represents a one-time $18.2 million expense associated with the acquisition of IPR&D during the three months ended September 30, 2023.
6For the three and twelve months ended December 31, 2024, management used a combined federal and state tax rate of 24.23% to compute the tax effect of non-GAAP measures, except for the Italian payback measure, which used a federal tax rate of 21.0%. For the three and twelve months ended December 31, 2023, management used a combined federal and state tax rate of 24.09% to compute the tax effect of non-GAAP measures.
7The Company released a valuation allowance against its Federal R&D tax credits and partially released a valuation allowance against its California deferred tax assets, resulting in a tax benefit of $25.5 million during the three and twelve months ended December 31, 2023.
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Reconciliation of GAAP Net Income and GAAP Net Income Margin to Adjusted EBITDA and Adjusted EBITDA Margin1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
GAAP net income	$33,683	$54,218	$14,012	$90,954
Adjustments to GAAP net income:
Italian payback measure[2]	5,797	—	5,797	—
Depreciation and amortization expense	4,388	7,039	23,702	27,257
Interest income, net	(2,939)	(2,570)	(12,272)	(5,086)
Provision for (benefit from) income taxes	10,656	(16,060)	6,857	(11,304)
Stock-based compensation expense	12,095	10,791	46,164	50,516
Impairment charge[3]	—	—	76,945	—
Wind down expenses[4]	—	—	4,971	—
Non-recurring litigation related expenses	—	—	4,823	—
Acquired IPR&D5	—	—	—	18,215
Adjusted EBITDA	$63,680	$53,418	$170,999	$170,552

GAAP revenue	$315,518	$284,679	$1,194,615	$1,058,522
Adjusted revenue[2]	$321,315	284,679	$1,200,412	$1,058,522
Adjusted EBITDA	$63,680	$53,418	$170,999	$170,552
GAAP net income margin	10.7%	19.0%	1.2%	8.6%
Adjusted EBITDA margin	19.8%	18.8%	14.2%	16.1%

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents the impact of the Italian government’s payback provision pertaining to prior years during the three months ended December 31, 2024.
3Represents charges associated with the impairment of the Immersive Healthcare asset group during the three months ended June 30, 2024.
4Represents one-time expenses that include severance and other costs related to the wind down of the Immersive Healthcare business during the three months ended September 30, 2024.
5Represents a one-time $18.2 million expense associated with the acquisition of IPR&D during the three months ended September 30, 2023.
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Penumbra, Inc.
Reconciliation of Revenue and Adjusted Revenue Change by Geographic Regions to Adjusted Constant Currency and Constant Currency Revenue Growth1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended December 31,						Reported Revenue Change (%)	Adjusted Revenue Impact (%)	Adjusted FX Impact (%)	Adjusted Constant Currency (%)
	2024			2023
	Adjusted Revenue	Adjustment	Revenue	Adjusted revenue	Adjustment	Revenue
United States	$247,917	$—	$247,917	$203,684	$—	$203,684	21.7%	—%	—%	21.7%
International	73,398	(5,797)	67,601	80,995	—	80,995	(16.5)%	7.1%	0.3%	(9.1)%
Total	$321,315	$(5,797)	$315,518	$284,679	$—	$284,679	10.8%	2.1%	0.1%	13.0%

	Three Months Ended December 31,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
United States	$247,917	$203,684	$44,233	21.7%	$—	$44,233	21.7%
International	67,601	80,995	(13,394)	(16.5)%	(13)	(13,407)	(16.6)%
Total	$315,518	$284,679	$30,839	10.8%	$(13)	$30,826	10.8%

	Year Ended December 31,						Reported Revenue Change (%)	Adjusted Revenue Impact (%)	Adjusted FX Impact (%)	Adjusted Constant Currency (%)
	2024			2023
	Adjusted Revenue	Adjustment	Revenue	Adjusted revenue	Adjustment	Revenue
United States	$902,067	$—	$902,067	$757,151	$—	$757,151	19.1%	—%	—%	19.1%
International	298,345	(5,797)	292,548	301,371	—	301,371	(2.9)%	1.9%	(0.1)%	(1.1)%
Total	$1,200,412	$(5,797)	$1,194,615	$1,058,522	$—	$1,058,522	12.9%	0.5%	—%	13.4%

	Year Ended December 31,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
United States	$902,067	$757,151	$144,916	19.1%	$—	$144,916	19.1%
International	292,548	301,371	(8,823)	(2.9)%	(518)	(9,341)	(3.1)%
Total	$1,194,615	$1,058,522	$136,093	12.9%	$(518)	$135,575	12.8%

Penumbra, Inc.
Reconciliation of Revenue and Adjusted Revenue Change by Product Categories and Geographic Regions to Adjusted Constant Currency and Constant Currency Revenue Growth1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended December 31,						Reported Revenue Change (%)	Adjusted Revenue Impact (%)	Adjusted FX Impact (%)	Adjusted Constant Currency (%)
	2024			2023
	Adjusted Revenue	Adjustment	Revenue	Adjusted revenue	Adjustment	Revenue
Thrombectomy	$222,736	$(2,607)	$220,129	$190,780	$—	$190,780	15.4%	1.4%	0.1%	16.9%
Embolization and Access	98,579	(3,190)	95,389	93,899	—	93,899	1.6%	3.4%	0.1%	5.1%
Total	$321,315	$(5,797)	$315,518	$284,679	$—	$284,679	10.8%	2.1%	0.1%	13.0%

	Three Months Ended December 31,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy	$220,129	$190,780	$29,349	15.4%	$65	$29,414	15.4%
Embolization and Access	95,389	93,899	1,490	1.6%	(78)	1,412	1.5%
Total	$315,518	$284,679	$30,839	10.8%	$(13)	$30,826	10.8%

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

	Year Ended December 31,						Reported Revenue Change (%)	Adjusted Revenue Impact (%)	Adjusted FX Impact (%)	Adjusted Constant Currency (%)
	2024			2023
	Adjusted Revenue	Adjustment	Revenue	Adjusted revenue	Adjustment	Revenue
Thrombectomy	$818,082	$(2,607)	$815,475	$677,343	$—	$677,343	20.4%	0.4%	—%	20.8%
Embolization and Access	382,330	(3,190)	379,140	381,179	—	381,179	(0.5)%	0.8%	(0.1)%	0.2%
Total	$1,200,412	$(5,797)	$1,194,615	$1,058,522	$—	$1,058,522	12.9%	0.5%	—%	13.4%

	Year Ended December 31,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy	$815,475	$677,343	$138,132	20.4%	$(77)	$138,055	20.4%
Embolization and Access	379,140	381,179	(2,039)	(0.5)%	(441)	(2,480)	(0.7)%
Total	$1,194,615	$1,058,522	$136,093	12.9%	$(518)	$135,575	12.8%

	Three Months Ended December 31,						Reported Revenue Change (%)	Adjusted Revenue Impact (%)	Adjusted FX Impact (%)	Adjusted Constant Currency (%)
	2024			2023
	Adjusted Revenue	Adjustment	Revenue	Adjusted revenue	Adjustment	Revenue
Thrombectomy
United States	$180,647	$—	$180,647	$141,891	$—	$141,891	27.3%	—%	—%	27.3%
International	42,089	(2,607)	39,482	48,889	—	48,889	(19.2)%	5.3%	0.4%	(13.5)%
Total Thrombectomy	222,736	(2,607)	220,129	190,780	—	190,780	15.4%	1.4%	0.1%	16.9%
Embolization and Access
United States	67,270	—	67,270	61,793	—	61,793	8.9%	—%	—%	8.9%
International	31,309	(3,190)	28,119	32,106	—	32,106	(12.4)%	9.9%	0.2%	(2.3)%
Total Embolization and Access	98,579	(3,190)	95,389	93,899	—	93,899	1.6%	3.4%	0.1%	5.1%
Total	$321,315	$(5,797)	$315,518	$284,679	$—	$284,679	10.8%	2.1%	0.1%	13.0%

	Three Months Ended December 31,		Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy
United States	$180,647	$141,891	$38,756	27.3%	$—	$38,756	27.3%
International	39,482	48,889	(9,407)	(19.2)%	65	(9,342)	(19.1)%
Total Thrombectomy	220,129	190,780	29,349	15.4%	65	29,414	15.4%
Embolization and Access
United States	67,270	61,793	5,477	8.9%	—	5,477	8.9%
International	28,119	32,106	(3,987)	(12.4)%	(78)	(4,065)	(12.7)%
Total Embolization and Access	95,389	93,899	1,490	1.6%	(78)	1,412	1.5%
Total	$315,518	$284,679	$30,839	10.8%	$(13)	$30,826	10.8%
1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

	Year Ended December 31,						Reported Revenue Change (%)	Adjusted Revenue Impact (%)	Adjusted FX Impact (%)	Adjusted Constant Currency (%)
	2024			2023
	Adjusted Revenue	Adjustment	Reported Revenue	Adjusted revenue	Adjustment	Reported Revenue
Thrombectomy
United States	$646,711	$—	$646,711	$509,886	$—	$509,886	26.8%	—%	—%	26.8%
International	171,371	(2,607)	168,764	167,457	—	167,457	0.8%	1.5%	0.1%	2.4%
Total Thrombectomy	818,082	(2,607)	815,475	677,343	—	677,343	20.4%	0.4%	—%	20.8%
Embolization and Access
United States	255,356	—	255,356	247,265	—	247,265	3.3%	—%	—%	3.3%
International	126,974	(3,190)	123,784	133,914	—	133,914	(7.6)%	2.4%	(0.2)%	(5.4)%
Total Embolization and Access	382,330	(3,190)	379,140	381,179	—	381,179	(0.5)%	0.8%	(0.1)%	0.2%
Total	$1,200,412	$(5,797)	$1,194,615	$1,058,522	$—	$1,058,522	12.9%	0.5%	—%	13.4%

	Year Ended December 31,		Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy
United States	$646,711	$509,886	$136,825	26.8%	$—	$136,825	26.8%
International	168,764	167,457	1,307	0.8%	(77)	1,230	0.7%
Total Thrombectomy	815,475	677,343	138,132	20.4%	(77)	138,055	20.4%
Embolization and Access
United States	255,356	247,265	8,091	3.3%	—	8,091	3.3%
International	123,784	133,914	(10,130)	(7.6)%	(441)	(10,571)	(7.9)%
Total Embolization and Access	379,140	381,179	(2,039)	(0.5)%	(441)	(2,480)	(0.7)%
Total	$1,194,615	$1,058,522	$136,093	12.9%	$(518)	$135,575	12.8%

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Investor Relations
Penumbra, Inc.
510-995-2461
investors@penumbrainc.com
Source: Penumbra, Inc.

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.